Exhibit 99.1

InfuSystem Holdings, Inc. 3851 W. Hamlin Road Rochester Hills, MI 48309 248-291-1210

FOR IMMEDIATE RELEASE
CONTACT:    Joe Dorame, Joe Diaz & Robert Blum
            Lytham Partners, LLC
        602-889-9700

InfuSystem to Participate in Lake Street’s 7th Annual Best Ideas Growth (BIG7) Conference September 14, 2023

Rochester Hills, Michigan, September 5, 2023 - InfuSystem Holdings, Inc. (NYSE American: INFU) (“InfuSystem” or the “Company”), a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers, announced today that Richard DiIorio, Chief Executive Officer, Barry Steele, Chief Financial Officer, and Carrie Lachance, President and Chief Operating Officer will participate in Lake Street Capital Markets’ 7th Annual Best Ideas Growth (BIG7) Conference on Thursday, September 14, 2023. The conference is being held at The Yale Club in New York City.

Management will be available for one-on-one and group meetings with investors throughout the day. To receive additional information, request an invitation or to schedule a one-on-one meeting, please email conference@lakestreetcm.com. Conversely, you may also call or email Lytham Partners at 602-889-9700, or infu@lythampartners.com.

About the BIG7 Conference

Lake Street will host its 7th Annual Best Ideas Growth (BIG7) Conference at The Yale Club in New York. BIG is our annual signature event, featuring dynamic public companies across multiple sectors, paired with world-class institutional investors, in a one-on-one meeting format. This is an invitation-only event attended by top institutional investors from across the country.

For more information, visit https://www.lakestreetcapitalmarkets.com/big7conference or contact your Lake Street representative, email conference@lakestreetcm.com or call 612-326-1305.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. (NYSE American: INFU), is a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers. INFU services are provided under a two-platform model. The lead platform is Patient Services (formerly Integrated Therapy Services, or ITS), providing the last-mile solution for clinic-to-home healthcare where the continuing treatment involves complex durable medical equipment and services. The Patient Services segment is comprised of Oncology, Pain Management, Wound Therapy and Lymphedema businesses. The second platform, Device Solutions (formerly Durable Medical Equipment Services, or DME Services), supports the Patient Services platform and leverages strong service orientation to win incremental business from its direct payer clients. The Device Solutions segment is comprised of direct payer rentals, pump and consumable sales, and biomedical services and repair. Headquartered in Rochester Hills, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Massachusetts, Texas and Ontario, Canada.

Forward-Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, our share repurchase program and capital allocation strategy, business plans, growth initiatives, objectives and prospects, future operating or financial performance, guidance and expected new business relationships and the terms thereof (including estimated potential revenue under new or existing contracts). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our ability to successfully execute on our growth initiatives, our ability to enter into definitive agreements for new business relationships on expected terms or at all, our ability to generate estimated potential revenue amounts under new or existing contracts, the uncertain impact of the COVID-19 pandemic, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, supply chain disruptions, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this press release speak only as of the date hereof. We do not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

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